SEASONS SERIES TRUST

Supplement to the Summary Prospectus Dated July 29, 2013

Effective immediately, for the following portfolio:

Allocation Moderate Growth Portfolio (the “Portfolio”) in the section titled “PORTFOLIO SUMMARY” under the heading “Principal Risks of Investing in the Portfolio,” the risk titled Risk of Investing in Bonds is deleted in its entirety and the section is supplemented with the following:

“Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.”

Dated: August 8, 2013